UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2007

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey  08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As a result of recent events in the mortgage industry, investor demand for securities issued by single seller mortgage warehouse facilities, such as PHH Corporation's ("PHH", "Company", "we" or "our") Bishop’s Gate Residential Mortgage Trust facility (“Bishop’s Gate”), has declined significantly. Although Bishop’s Gate finances only prime mortgages and its commercial paper program is fully backstopped by a dedicated liquidity facility with lenders rated at AA- or better, access to the commercial paper market has been limited. Consequently, we intend to transition our Bishop’s Gate mortgage financing program to alternative mortgage warehouse arrangements and have accordingly (a) renewed an existing mortgage repurchase facility, (b) entered into a supplemental mortgage repurchase facility and (c) amended our unsecured credit facilities to remove certain limitations on our ability to incur mortgage repurchase indebtedness. Given our expectations for mortgage origination volumes, we believe that the committed capacity provided by these facilities and other existing credit facilities is adequate to fund our ongoing mortgage operations for at least the next 12 months. We will continue to evaluate proposals for incremental mortgage warehouse facilities to provide supplemental capacity as necessary.

(a) Renewal of Mortgage Repurchase Facility

On October 29, 2007, PHH Mortgage Corporation (“PHH Mortgage”), our wholly-owned subsidiary, amended its committed mortgage repurchase facility (the “Mortgage Repurchase Facility”) by executing the Sixth Amended and Restated Master Repurchase Agreement (the “Repurchase Agreement”) and the Amended and Restated Servicing Agreement (together with the Repurchase Agreement, the “Amended Agreements”), among Sheffield Receivables Corporation, as conduit principal, Barclays Bank PLC, as administrative agent, PHH Mortgage, as seller and servicer, and the Company, as guarantor. The Mortgage Repurchase Facility is used to finance mortgage loans held for sale by PHH Mortgage.

The Amended Agreements reduce the capacity of the Mortgage Repurchase Facility from $750 million to $550 million through November 29, 2007 and to $275 million thereafter, modify certain eligibility requirements of the underlying mortgage loan collateral and modify certain other covenants and terms. Pursuant to the Amended Agreements, the Mortgage Repurchase Facility expires on October 27, 2008 and is renewable on an annual basis upon the agreement of the parties. The assets collateralizing the Mortgage Repurchase Facility are not available to pay the general obligations of PHH Mortgage or the Company.

The foregoing description of the Amended Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of each of the Amended Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 to this Form 8-K and incorporated herein by reference.

(b) Execution of Supplemental Repurchase Facility

On November 1, 2007, PHH Mortgage entered into a $1 billion committed mortgage repurchase facility (the “Supplemental Repurchase Facility”) by executing the Master Repurchase Agreement (the “Supplemental Repurchase Agreement”), among PHH Mortgage, as seller, and Greenwich Capital Financial Products, Inc. (“Greenwich”), an affiliate of The Royal Bank of Scotland plc, as buyer. The Company executed a guaranty (the “Guaranty”), dated as of November 1, 2007, in favor of Greenwich with regard to certain of the obligations and covenants of PHH Mortgage under the Supplemental Repurchase Agreement.

The Supplemental Repurchase Facility expires on October 30, 2008 and is renewable on an annual basis upon the agreement of the parties. The terms of the Supplemental Repurchase Facility include financial covenants comparable to our Credit Facility (defined below). The assets collateralizing the Supplemental Repurchase Facility are not available to pay the general obligations of PHH Mortgage or the Company.

(c)           Amendment of Credit Facilities

On November 2, 2007, the Company entered into amendments (the “Credit Facility Amendments”) to the (i) Amended and Restated Competitive Advance and Revolving Credit Agreement  (the “Credit Facility”), dated as of January 6, 2006, as amended and modified, among the Company and PHH Vehicle Management Services Inc., a wholly-owned Canadian subsidiary of the Company, as borrowers, J.P. Morgan Securities, Inc. and Citigroup Global Markets, Inc., as joint lead arrangers; the lenders referred to in the Amended Credit Agreement, and JPMorgan Chase Bank, N.A., as a lender and administrative agent for the lenders; (ii) 364-Day Revolving Credit Agreement (the “Supplemental Credit Facility”), dated April 6, 2006, as amended and modified, among the Company, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as a lender and Administrative Agent for the lenders; and (iii) Credit Agreement (the “Tender Support Facility,” and together with the Credit Facility and the Supplemental Credit Facility, the “Credit Facilities”), dated as of July 21, 2006, among the Company, Citicorp North America, Inc. and Wachovia Bank, National Association, as syndication agents; J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners; the lenders referred to therein; and JPMorgan Chase Bank, N.A., as a lender and as administrative agent for the lenders.

The Credit Facilities each contained covenants limiting certain forms of indebtedness which the Company’s material subsidiaries may incur, including a $1.15 billion cap on indebtedness in the form of mortgage repurchase facilities. The Credit Facility Amendments remove this cap on our ability to incur mortgage repurchase indebtedness. The foregoing description of the Credit Facility Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the respective agreements, which are filed as Exhibits 10.3, 10.4 and 10.5 to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1
Sixth Amended and Restated Master Repurchase Agreement, dated as of October 29, 2007, among Sheffield Receivables Corporation, as conduit principal, Barclays Bank PLC, as administrative agent, PHH Mortgage Corporation, as seller, and PHH Corporation, as guarantor.*

Exhibit 10.2
Amended and Restated Servicing Agreement, dated as of October 29, 2007, among Barclays Bank PLC, as administrative agent, PHH Mortgage Corporation, as seller and servicer, and PHH Corporation, as guarantor.

Exhibit 10.3
Second Amendment, dated as of November 2, 2007, to Amended and Restated Competitive Advance and Revolving Credit Agreement, as amended, dated as of January 6, 2006, by and among PHH Corporation and PHH Vehicle Management Services, Inc., as Borrowers, J.P. Morgan Securities, Inc. and Citigroup Global Markets, Inc., as Joint Lead Arrangers, the Lenders referred to therein, and JPMorgan Chase Bank, N.A., as a Lender and Administrative Agent for the Lenders.

Exhibit 10.4
Second Amendment, dated as of November 2, 2007, to $500 million 364-Day Revolving Credit Agreement, as amended, dated as of April 6, 2006, among PHH Corporation, as Borrower, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as a Lender and Administrative Agent for the Lenders.

Exhibit 10.5
Second Amendment, dated as of November 2, 2007, to $750 million Credit Agreement, as amended, dated as of July 21, 2006, among PHH Corporation, as Borrower, Citicorp North America, Inc. and Wachovia Bank, National Association, as Syndication Agents, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Bookrunners, the Lenders referred to therein, and JPMorgan Chase Bank, N.A., as a Lender and Administrative Agent for the Lenders.

*	Confidential treatment has been requested for certain portions of this exhibit pursuant to Rule 24b-2 of the Exchange Act, which portions have been omitted and filed separately with the SEC.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. For example, our statements regarding our intention to transition our Bishop’s Gate mortgage financing program to alternative mortgage warehouse arrangements, our belief that our committed capacity provided by these facilities and other existing credit facilities is adequate to fund our ongoing mortgage operations for at least the next 12 months, our expectations for mortgage origination volumes and our intention to evaluate proposals for incremental mortgage warehouse facilities to provide supplemental capacity as necessary are forward-looking statements.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: November 2, 2007